EXHIBIT 10.92

Amendment #A.002
20020124.5.S. 10
Between
Startek, Inc.
And
AT&T Services, Inc.

 * Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission. An asterisk within brackets denotes omissions.

Amendment No. 20020124.5.S.10.A.002
AMENDMENT NO. 20020124.5.S.l0.A.002
AGREEMENT NO. 20020124.5.S.10
This Amendment, effective on April 1, 2007 (“Effective Date”), and amending Agreement No. 20020124.5.S.10, is by and between Startek, Inc., a Delaware corporation (“Supplier”) and AT&T Services, Inc. (formerly AT&T Corp.), a Delaware corporation (“AT&T”), each of which may be referred to in the singular as “Party” or in the plural as “Parties.”
WITNESSETH
WHEREAS, Supplier and AT&T entered into Agreement No. 20020124.5.S.10, on October 21, 2004, as amended by Amendment 1, dated December 15, 2005 (the “Agreement”); and
WHEREAS, Supplier and AT&T entered a new Master Agreement Number 20070105.006.C (“Master Agreement”) signed by Startek, Inc. on January 26, 2007, and AT&T on January 18, 2007, and the terms and conditions of this Master Agreement shall now govern this Agreement.
WHEREAS, Supplier and AT&T desire to further amend the Agreement as hereinafter set forth; and
ACCORDINGLY, the parties hereby agree as follows:
Agreement Number 20070105.006.C from the Effective Date forward shall govern and control Order No. 20020124.5.S.10 that was originally issued pursuant to Agreement No. 20020124.5.C. Agreement Number 20070105.006.C is hereby incorporated by reference into Agreement Order No. 20020124.5.S.10 and 20020124.5.C shall be of no effect.
Now, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:
1.	Section III TERM, is hereby amended to end March 31, 2008.

2.	Sections IV and V are hereby modified to change AT&T Program Representative to George DeHostos located at the following address:
[*]
AT&T ACS Procurement
AT&T Corp.
Phone: [*]
Email: [*]
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T Services., Startek, Inc., their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Amendment No. 20020124.5.S.10.A.002
3.	Section VII is modified to change Supplier’s Representative to:
[*]
Director — Client Services
44 Cook Street
Denver, CO 80206
Phone [*]
Email: [*]
4.	Section VIII is hereby modified to add at the beginning of the Section:

The maximum expenditure under this Amendment shall not exceed [*] Dollars ($[*]).

5.	Section IX PRICING SCHEDULE is hereby modified to delete #2. Area Manager from the list of items.

6.	Attachment A Statement of Work, Section B, Hours/Days of Operation is hereby modified to delete the 2nd paragraph and replace with the following:

“Supplier shall manage the Agents to cover the time periods set forth above.”

7.	Attachment A Statement of Work, Section C Volume and Forecasting Process is hereby modified to replace the 1st sentence with the following:

“AT&T requires that Supplier provide [*] and [*] for this Program.”

8.	Attachment A Statement of Work, Section R General Items is hereby modified to delete the 2nd paragraph and replace with the following:

“Any Supplier Employee related to this AT&T Enterprise Business Services (EBS) Program, either by function or by title, shall not enter into business agreements, nor act as agent for, any AT&T Competitor in a facility dedicated to this Program.”
The terms and conditions of Agreement No. 20020124.5.S.10 in all other respects remain unmodified and in full force and effect.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T Services., Startek, Inc., their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Amendment No. 20020124.5.S.10.A.002
IN WITNESS WHEREOF, the Parties have caused this Amendment A.002 to Agreement No. 20020124.5.S.10 to be executed, which may be in duplicate counterparts, each of which will be deemed to be an original instrument, as of the date the last Party signs.

Startek, Inc.		AT&T Services, Inc.

By:	/s/ Patrick M. Hayes	By:	/s/ Richard Steadman

Printed Name:	Patrick M. Hayes	Printed Name:	Richard Steadman

Title:	COO	Title:	Director, Global Strategic Sourcing

Date:	4/3/07	Date:	19 March 2007

Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T Services., Startek, Inc., their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

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